REPORT OF
INDEPENDE
NT
REGISTERE
D PUBLIC
ACCOUNTIN
G FIRM
To the
Shareholders
and Board of
Trustees of
The Miller
Mutual Funds:

In planning
and
performing
our audit of
the financial
statements of
The Miller
Mutual Funds,
comprising the
Miller
Convertible
Bond Fund,
Miller
Convertible
Plus Bond
Fund, and
Miller
Intermediate
Bond Fund
(collectively,
the "Funds")
as of and for
the year ended
October 31,
2016, in
accordance
with the
standards of
the Public
Company
Accounting
Oversight
Board (United
States), we
considered the
Fund's internal
control over
financial
reporting,
including
controls over
safeguarding
securities, as a
basis for
designing our
auditing
procedures for
the purpose of
expressing our
opinion on the
financial
statements and
to comply
with the
requirements
of Form N-
SAR, but not
for the
purpose of
expressing an
opinion on the
effectiveness
of the Fund's
internal
control over
financial
reporting.
Accordingly,
we express no
such opinion.
The
management
of the Fund is
responsible for
establishing
and
maintaining
effective
internal
control over
financial
reporting. In
fulfilling this
responsibility,
estimates and
judgments by
management
are required to
assess the
expected
benefits and
related costs
of controls. A
company's
internal
control over
financial
reporting is a
process
designed to
provide
reasonable
assurance
regarding the
reliability of
financial
reporting and
the
preparation of
financial
statements for
external
purposes in
accordance
with generally
accepted
accounting
principles. A
company's
internal
control over
financial
reporting
includes those
policies and
procedures
that (1) pertain
to the
maintenance
of records
that, in
reasonable
detail,
accurately and
fairly reflect
the
transactions
and
dispositions of
the assets of
the company;
(2) provide
reasonable
assurance that
transactions
are recorded
as necessary to
permit
preparation of
financial
statements in
accordance
with generally
accepted
accounting
principles, and
that receipts
and
expenditures
of the
company are
being made
only in
accordance
with
authorizations
of
management
and Trustees
of the
company; and
(3) provide
reasonable
assurance
regarding
prevention or
timely
detection of
unauthorized
acquisition,
use, or
disposition of
a company's
assets that
could have a
material effect
on the
financial
statements.
Because of its
inherent
limitations,
internal
control over
financial
reporting may
not prevent or
detect
misstatements.
Also,
projections of
any evaluation
of
effectiveness
to future
periods are
subject to the
risk that
controls may
become
inadequate
because of
changes in
conditions or
that the degree
of compliance
with the
policies or
procedures
may
deteriorate.
A deficiency
in internal
control over
financial
reporting
exists when
the design or
operation of a
control does
not allow
management
or employees,
in the normal
course of
performing
their assigned
functions, to
prevent or
detect
misstatements
on a timely
basis. A
material
weakness is a
deficiency, or
a combination
of
deficiencies,
in internal
control over
financial
reporting, such
that there is a
reasonable
possibility that
a material
misstatement
of the
company's
annual or
interim
financial
statements
will not be
prevented or
detected on a
timely basis.
Our
consideration
of the Fund's
internal
control over
financial
reporting was
for the limited
purpose
described in
the first
paragraph and
would not
necessarily
disclose all
deficiencies in
internal
control that
might be
material
weaknesses
under
standards
established by
the Public
Company
Accounting
Oversight
Board (United
States).
However, we
noted no
deficiencies in
the Fund's
internal
control over
financial
reporting and
its operation,
including
controls for
safeguarding
securities, that
we consider to
be a material
weakness, as
defined above,
as of October
31, 2016.
This report is
intended
solely for the
information
and use of
management
and the Board
of Trustees of
The Miller
Mutual Funds,
comprising the
Miller
Convertible
Bond Fund,
Miller
Convertible
Plus Bo/nd
Fund, and
Miller
Intermediate
Bond Fund
and the
Securities and
Exchange
Commission
and is not
intended to be
and should not
be used by
anyone other
than these
specified
parties.


Costa Mesa,
California
December 30,
2016